SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 22, 2003

Pinnacle Data Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-16103 (Commission File Number)	31-1263732 (I.R.S. Employer Identification No.)

6600 Port Road, Groveport, Ohio	43125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 748-1150

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.	Regulation FD Disclosure.

The Company is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9 in accordance with SEC Release No. 33-8216.

On October 22, 2003, the Company issued a press release and other financial information regarding its first quarter results. The press release and other financial information are attached hereto as Exhibit 99.

ITEM 12.	Results of Operations and Financial Condition.

See Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.

Date: October 22, 2003	By:	/s/ Michael R. Sayre

Michael R. Sayre Executive Vice President and Chief Financial Officer